ESCROW AGREEMENT


                  THIS ESCROW AGREEMENT, dated as of October 16, 2000 (the "Escrow Agreement"), is by and among Wit SoundView Group, Inc., a corporation organized under the laws of Delaware ("Parent"), E*TRADE Group, Inc. as the agent (the "Shareholders' Agent") of the shareholders, each of whom is listed on ANNEX A hereto (individually, a "Shareholder" and collectively the "Shareholders") of E*OFFERING Corp., a California corporation (the "Company"), and The Chase Manhattan Bank as escrow agent (the "Escrow Agent"). Capitalized terms not otherwise defined in this Escrow Agreement have the meanings ascribed to them in the Amendment Agreement (as defined below) or, if not otherwise defined in the Amendment Agreement, in the Merger Agreement (as defined below).

                  Pursuant to the Agreement and Plan of Merger, dated as of May 15, 2000 (the "Merger Agreement"), as amended by the Amendment Agreement, dated as of September 26, 2000 (the "Amendment Agreement"), by and among Parent, Wit SoundView Corp., a corporation organized under the laws of the State of Delaware ("Merger Sub"), and the Company, the Company has been merged with and into Merger Sub (the "Merger").

                  Pursuant to Section 10.1 of the Merger Agreement, __________ shares of common stock, $0.01 par value per share, of Parent (the "Escrow Shares") are being deposited by Parent into the escrow fund established hereunder (the "Escrow Fund") on behalf of the Shareholders to provide for the indemnification of the Indemnified Persons (as defined in the Amendment Agreement) under Article X of the Merger Agreement and the Amendment Agreement. The Schedule delivered by the Shareholders' Agent pursuant to Section 4.1 of the Merger Agreement, attached hereto as ANNEX A, sets forth the name of each Shareholder and the number of Escrow Shares initially being deposited on each Shareholder's behalf.

                  NOW THEREFORE, the parties hereto agree as follows:

                  1. ESTABLISHMENT OF ESCROW. Parent has delivered to the Escrow Agent and the Escrow Agent acknowledges receipt of the Escrow Shares in the form of a single stock certificate registered in the name of Cudd & Co. as nominee for the Escrow Agent. The address of each Shareholder and (if applicable) the taxpayer identification of each Shareholder are set forth in ANNEX B attached hereto. The Escrow Agent shall hold the Escrow Shares, and any dividends or other distributions on the Escrow Shares and other securities or property into which the Escrow Shares may be converted or reclassified into or exchanged for, in escrow, in its name or the name of its nominee, in accordance with this Escrow Agreement. The Escrow Shares shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto.

                           The Escrow Agent shall have no responsibility for the
genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrow Shares. The Escrow Agent shall be under no obligation to preserve, protect or exercise rights in the Escrow Shares, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform and observe such duties on its part as are expressly set forth in this Escrow Agreement. Notwithstanding the foregoing, if the Escrow Agent is so requested in a written request of the Shareholders' Agent received by the Escrow Agent at least three (3) business days prior to the date on which the Escrow Agent is requested therein to take such action (or such later date as may be acceptable to the Escrow Agent), the Escrow Agent shall execute or cause its nominee to execute, and deliver to the Shareholders' Agent a proxy or other instrument in the form supplied to it by the Shareholders' Agent for voting or otherwise exercising any right of consent with respect to any of the Escrow Shares held by it hereunder, to authorize therein the Shareholders' Agent to exercise such voting or consent authority in respect of the Escrow Shares (provided that the Escrow Agent shall not be obliged to execute any such proxy or other instrument if, in its judgment, the terms thereof may subject the Escrow Agent to any liabilities or obligations in its individual capacity). The Escrow Agent shall not be responsible for forwarding to any party, notifying any party with respect to, or taking any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from Parent or other person with respect to the Escrow Shares, including but not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights.

                  2. DIVIDENDS AND DISTRIBUTIONS ON ESCROW SHARES. Until distributed pursuant to Section 7, (a) the Escrow Agent shall invest all cash dividends and other cash distributions, if any, on the Escrow Shares (such cash dividends and other cash distributions are referred to herein as the "Escrow Cash Dividends") at, and pursuant to, the written direction of the Shareholders' Agent in Eligible Investments (as defined below) (including any interest earned thereon) and shall not be responsible or liable for any loss accruing from any investment made in accordance herewith, and (b) the Escrow Agent shall hold any noncash dividends and other noncash distributions on the Escrow Shares. Dividends payable in securities or other distributions of any kind, whether by way of stock dividends, stock splits or otherwise, shall be delivered to the Escrow Agent and added to the Escrow Fund and become a part of the Escrow Fund. Such securities or other distributions shall be considered Escrow Shares for purposes hereof and allocated pursuant to the terms of this Escrow Agreement.

                           "Eligible Investments" means (a) obligations issued
or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support of interest and principal thereto); (b) certificates of deposit of any domestic commercial bank having capital and surplus in excess of $500,000,000; (c) repurchase obligations for underlying securities of the type described in clause (a); (d) shares of any registered money market fund at least ninety-five percent (95%) of the assets of which constitute obligations of the type described in clause (a) above; (e) a trust account with The Chase Manhattan Bank (thirty (30) day libor minus fifty (50) bps); or (f) one or more portfolios of The Chase Vista Money Market Mutual Funds, for which affiliates of The Chase Manhattan Bank provide investment advisory and shareholder services for a fee as described in the prospectus for these funds which has been provided to the parties hereto, in addition to a twenty-five (25) basis point fee as compensation for administrative and accounting services provided to clients. No investment except for investments in money market funds shall have a term of more than thirty (30) days. If otherwise qualified, obligations of the Escrow Agent shall qualify as Eligible Investments.

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                           Absent its timely receipt of such specific written
investment instruction from the Shareholders' Agent, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrow Cash Dividends. All earnings received from the investment of the Escrow Cash Dividends shall be credited to, and shall become a part of, the Escrow Fund (and any losses on such investments shall be debited to the Escrow Fund). The Escrow Agent shall have no liability for any investment losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder.

                           All trust investment orders involving Treasuries,
commercial paper and other direct investments will be executed through Chase Asset Management (CAM), in the investment management division of The Chase Manhattan Bank. Subject to the principles of best execution, transactions are effected on behalf of the account through a broker dealer selected by CAM. In this regard, CAM seeks to attain the best overall result for the account, taking into consideration quality of service and reliability. An agency fee will be assessed in connection with each transaction. Periodic statements will be provided to Parent and Shareholders' Agent reflecting transactions executed on behalf of the Escrow Fund. The Parent and Shareholders' Agent, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost.

                  3. TAX TREATMENT AND ALLOCATION. Dividends and other distributions on the Escrow Shares shall be allocable for tax purposes to the Shareholders in proportion to their respective Escrow Shares at the time of such allocation, and the Shareholders will include any such allocations constituting income in their gross income for federal, state and local income tax purposes and pay any tax resulting therefrom. Any interest or other earnings on the Escrow Shares and Escrow Cash Dividends shall be allocable for tax purposes to Parent. Parent and the Shareholders' Agent will provide the Escrow Agent with certified tax identification numbers for each of Parent and the Shareholders by furnishing appropriate Forms W-9 (or Forms W-8, in the case of non-U.S. persons) and other forms and documents that the Escrow Agent may reasonably request to the Escrow Agent within fourteen (14) days of the date hereof. The parties hereto acknowledge that in the event that a Shareholder's tax identification number is not certified to the Escrow Agent, the Escrow Agent may be required to withhold a portion of any interest, dividend or other income earned on the Escrow Fund. The Escrow Agent will be permitted to withhold and pay to the appropriate taxing authority any amount of the Escrow Shares, Escrow Cash Dividends and earnings thereon that the Escrow Agent in its determination reasonably believes is required to be withheld and paid to the applicable taxing authority.

                  4. TAX INDEMNIFICATION. Each Shareholder: (i) assumes any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Shares and Escrow Cash Dividends, or performance of other activities under this Escrow Agreement, with respect to the Shareholder's Escrow Shares; (ii) shall instruct the Shareholders' Agent to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and shall instruct the Shareholders' Agent to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Escrow Agreement with respect to the Shareholder's Escrow Shares; and (iii) shall indemnify and hold

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the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under this Escrow Agreement with respect to the Shareholder's Escrow Shares, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Escrow Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties.

                  5. PARENT CLAIMS AGAINST ESCROW SHARES. At any time or times prior to the Expiration Date (as defined in Section 7 of this Escrow Agreement), Parent may make claims against the Escrow Shares for amounts potentially eligible for indemnification under Section 10.2 of the Merger Agreement and the Amendment Agreement (including, without limitation, Specified Matters) by delivering to the Escrow Agent an Officer's Certificate, in substantially the same form as set forth in ANNEX C attached hereto, prepared in accordance with Section 10.4 of the Merger Agreement and the Amendment Agreement, with a copy delivered at the same time to the Shareholders' Agent. The Officer's Certificate shall set forth (i) the number of Escrow Shares, calculated by dividing the amount or amounts of Parent's claim or claims by the Escrow Share Value (as defined below), equivalent in value to such Parent's claim or claims, (ii) the number of Escrow Shares to be subtracted from each Shareholder's portion of the Escrow Fund, and (iii) the Set Aside Amount (as defined below) and the allocation of the Set Aside Amount among each Shareholder's portion of the Escrow Fund. Upon the earliest of: (x) receipt of written authorization from the Shareholders' Agent or from the Shareholders' Agent jointly with Parent to make such delivery, (y) receipt of written notice presented by the prevailing party of a final decision in arbitration of the claim, or (z) in the event the claim set forth in the Officer's Certificate is uncontested by the Shareholders' Agent within a twenty (20) business day period after the date the Escrow Agent received such Officer's Certificate, in accordance with Section 10.5 of the Merger Agreement and the Amendment Agreement, and for Specified Matters and/or if the aggregate amount of undisputed claims (other than Specified Matters) exceeds Three Million Dollars (US$3,000,000) (the "Indemnity Threshold"), as set forth in one or more Officer's Certificates, each such undisputed claim shall be deemed to have been acknowledged to be payable from the Escrow Shares in the full amount of the Damages (as defined in the Amendment Agreement) as set forth in the Officer's Certificate, and the Escrow Agent shall deliver such number of Escrow Shares to Parent as soon as practicable after expiration of the twenty (20) business day dispute period provided for in Section 10.5 of the Merger Agreement. Damages with respect to Specified Matters shall not be subject to or limited by the Indemnity Threshold and shall not count as Damages for the purpose of determining whether aggregate Damages exceed the Indemnity Threshold, and only Damages for matters other than the Specified Matters shall be aggregated for the purpose of applying the Indemnity Threshold. The Escrow Agent shall effect such payment of Escrow Shares to Parent by surrendering the certificate representing the Escrow Shares to Parent's transfer agent for cancellation with instructions to issue a new certificate to the Escrow Agent for the number of Escrow Shares remaining after giving effect to such payment and a certificate to Parent for the number of Escrow Shares constituting such payment. If the aggregate amount of undisputed claims is less than the Indemnity Threshold, as set forth in one or more Officer's Certificates, the Escrow Agent shall continue to hold the Escrow Shares (except in the case of Damages with respect to

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Specified Matters as set forth above). If the amount of the claim exceeds the aggregate value of the Escrow Shares, none of the Escrow Agent, the Shareholders' Agent, the Shareholders or any Company Indemnified Person shall have liability or responsibility for any deficiency.

                           For purposes of determining how many Escrow Shares
shall be delivered in satisfaction of any claim, each Escrow Share shall have a value (which shall be set forth in the Officer's Certificate) equal to the average of the closing prices for the common stock of Parent as reported for the primary trading session (currently ending at 4:00 p.m. on the Nasdaq National Market) during the period comprised of ten (10) consecutive trading days ending on the trading day two business days preceding the date of the Officer's Certificate (the "Escrow Share Value"). The number of Escrow Shares to be paid to Parent by the Escrow Agent shall be set forth in the Officer's Certificate and calculated by dividing the amount of the Damages to which such claim relates by the Escrow Share Value. Any payment to Parent shall reduce the number of Escrow Shares in which the Shareholder or Shareholders obligated to make such payment have an interest. All claims paid out of the Escrow Shares shall be rounded to the nearest whole share. If the shares of Parent common stock originally constituting the Escrow Shares are converted or reclassified into or exchanged for any other securities or property, the foregoing claim and payment provisions shall apply to such other security or property. To the extent that the Escrow Agent is required to deliver Escrow Shares to Parent under this Escrow Agreement, it shall deliver such Escrow Shares based on the respective ownership of the Escrow Shares among the shareholder parties. If the value to be distributed to Parent by a Shareholder to compensate Damages is not evenly divisible by the Escrow Share Value, the number of Escrow Shares to be distributed shall be rounded up to the next highest number of Escrow Shares to the extent available. In lieu of the excess fractional interest distributed, Parent shall furnish to the Escrow Agent cash equal to such fractional interest times the Escrow Share Value and such cash shall be added to the Escrow Fund and shall be invested in accordance with Section 2 of this Escrow Agreement. The Escrow Agent is hereby authorized to rely on the Escrow Share Value set forth in the Officer's Certificate, unless the Shareholders' Agent timely disputes such Escrow Share Value pursuant to Section 6 below. The parties hereto understand that the Escrow Agent shall not be responsible for making any of the calculations hereunder.

                  6. DISPUTED PARENT CLAIMS. The Shareholders' Agent may dispute any claim or the Escrow Share Value set forth on an Officer's Certificate by giving written notice thereof to Parent and the Escrow Agent within twenty (20) business days after the date Parent delivered the Officer's Certificate to the Escrow Agent with a copy thereof to the Shareholders' Agent. If the Shareholders' Agent disputes a claim, the Escrow Agent shall provisionally allocate that portion of the Escrow Shares equal to one hundred and five percent (105%) of the amount of the Damages (the "Set Aside Amount") divided by the Escrow Share Value, in the manner set forth on the Officer's Certificate. No distribution of Escrow Shares allocated to a Set Aside Amount shall be made by the Escrow Agent to Parent or to the Shareholders until such disputed claim has been resolved, as evidenced by a written notice executed by both Parent and the Shareholders' Agent or a final court order, decree or judgment or an arbitration award determination instructing the Escrow Agent as to the distribution of the Escrow Shares allocated to such Set Aside Amount or portion thereof. The Escrow Agent shall adjust the number of allocated Escrow Shares pursuant to written notice provided by both Parent and the Shareholders' Agent, which shall be provided in good faith by the parties hereto at least once each quarter prior to resolution of such dispute, and which shall be determined by dividing the Set Aside Amount with the average of the

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closing prices for the common stock of Parent as reported for the primary trading session (currently ending at 4:00 p.m. on the Nasdaq National Market) during the period comprised of ten (10) consecutive trading days ending on the trading day two business days preceding the date of the such notice.

                  7. TERMINATION. On October 16, 2001 (the "Expiration Date"), upon notification from Parent and the Shareholders' Agent, the Escrow Agent shall deliver any and all remaining Escrow Shares and Escrow Cash Dividends to the Shareholders' Agent with instructions to deliver to the Shareholders according to their respective Escrow Shares then held in escrow, provided that the Escrow Agent shall retain and continue to hold in escrow all Escrow Shares then allocated to Set Aside Amounts until such time or time as such Escrow Shares may be distributed pursuant to Section 6 of this Escrow Agreement. Escrow Shares delivered in this manner upon the Expiration Date shall be registered in the name of the Shareholders' Agent, and the Escrow Cash Dividends shall be delivered to the Shareholders' Agent in the form of a check made payable to the Shareholders' Agent. The Escrow Agent shall deliver any interest or other earnings on any dividends or other distributions to Parent via check to Parent's address in Section 10. This Escrow Agreement shall terminate upon the later of the Expiration Date or the distribution of all the Escrow Shares in accordance with this Escrow Agreement, provided that Section 4 shall survive termination of this Escrow Agreement.

                           If, upon the Expiration Date, the number of the
remaining Escrow Shares to be distributed to any Shareholder pursuant to this Escrow Agreement is not a whole number, the number of Escrow Shares to be distributed to such Shareholder shall be rounded down to the next lowest number of Escrow Shares, and the Escrow Agent shall cause the Transfer Agent to distribute that number of Escrow Shares to such Shareholder. In lieu of the additional fractional Escrow Share interest to which such Shareholder is entitled, Parent shall furnish the Escrow Agent cash equal to the value of such fractional Escrow Share interest, which value shall be set forth in a certificate delivered to the Escrow Agent by both Parent and the Shareholders' Agent, and the Escrow Agent shall pay such cash to such Shareholder via check to the address set forth in ANNEX B. Parent shall be deemed to have purchased such fractional Escrow Share interests with respect to which it has furnished funds to the Escrow Agent.

                  8.       THE ESCROW AGENT.

                           (a)      Notwithstanding anything herein to the
contrary, the Escrow Agent shall deliver all or any part of the Escrow Shares as directed by a writing jointly signed by the Shareholders' Agent and Parent as soon as practicable upon receipt of such notice. The Escrow Agent shall not be liable for any act or failure to act under this Escrow Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Shares or Escrow Cash Dividends in its own name, except for its own gross negligence, bad faith or willful misconduct. Subject to the foregoing, the Escrow Agent shall not be liable for, and Parent and the Shareholders' Agent shall, jointly and severally, indemnify and hold harmless the Escrow Agent and its directors, employees, officers, agents, successors and assigns against any losses or claims (including reasonable out-of-pocket expenses and attorney fees) arising out of any action taken or omitted hereunder and reasonable costs of investigation and counsel fees and expenses which may be imposed on the Escrow Agent or reasonably incurred by it in connection with its acceptance of this appointment or performance of its duties hereunder. The Escrow Agent may

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decline to act and shall not be liable for failure to act if in doubt as to its duties under this Escrow Agreement. The Escrow Agent may act upon any instrument or signature (including wire transfer instructions) believed by it to be genuine and may assume that any person purporting to give any notice or instruction hereunder, believed by it to be authorized, has been duly authorized to do so. The Escrow Agent's duties shall be determined only with reference to the express duties set forth in this Escrow Agreement, each of which duties are ministerial in nature, and applicable law. The Escrow Agent shall not be deemed to be a fiduciary and is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement, including without limitation, the Merger Agreement and the Amendment Agreement. The parties hereto agree that the use of defined terms incorporated by reference to the Merger Agreement and the Amendment Agreement is solely for the convenience of the other parties, and the Escrow Agent may rely on the use of defined terms in any communication received by it. In no event will the Escrow Agent be liable for punitive, special or consequential damages or losses (including lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such damages or losses. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

                           (b)      Parent agrees to (i) pay the Escrow Agent
upon execution of this Escrow Agreement and annually thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as set forth in ANNEX D attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorneys' fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

                           (c)      The Escrow Agent shall have the right at any
time to resign hereunder by giving written notice of its resignation to the parties hereto, at the addresses set forth herein or at such other address as the parties shall provide, at least thirty days prior to the date specified for such resignation to take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of this Escrow Agreement. In such event Parent shall with the approval of the Shareholders' Agent, which approval shall not be unreasonably withheld, appoint a successor escrow agent within that thirty-day period; if Parent does not designate a successor escrow agent within such period, the Escrow Agent may appoint a successor escrow agent. Upon the effective date of such resignation, the Escrow Shares and Escrow Cash Dividends then held by the Escrow Agent hereunder shall be delivered by it to such successor escrow agent or as otherwise shall be designated in writing by Parent and the Shareholders' Agent. If no successor escrow agent is appointed as provided herein, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent.

                           (d)      In the event that the Escrow Agent shall be
uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties

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hereto or by a final order or judgment of a court of competent jurisdiction. The
Escrow Agent may consult counsel satisfactory to it, including in-house counsel, and will be protected in respect of any action taken or omitted in reliance thereon.

                           (e)      The Escrow Agent may execute any of its
powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. Nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business in any jurisdiction other than New York or to act as fiduciary. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any amendment or supplement hereto.

                  9.       SHAREHOLDERS' AGENT.

                           (a)      The Shareholders' Agent represents and
warrants to Parent and the Escrow Agent that it is authorized to execute this Escrow Agreement for and on behalf of the Shareholders and to take any action deemed by it appropriate or necessary to carry out the provisions of, and to determine the rights of the Shareholders under, the Merger Agreement, the Amendment Agreement and this Escrow Agreement. The Shareholders' Agent shall serve as the agent of the Shareholders for all purposes related to this Escrow Agreement, including without limitation service of process upon the Shareholders. By execution of this Escrow Agreement, the Shareholders' Agent accepts and agrees to use its best efforts to discharge the duties and responsibilities of the Shareholders' Agent set forth in this Escrow Agreement without compensation for its services hereunder. Parent and the Escrow Agent shall be entitled to rely upon the authorization and designation of the Shareholders' Agent under this Section 9 and shall be fully protected in dealing with the Shareholders' Agent, and shall have no duty to inquire into the authority of any person reasonably believed by any of them to be the Shareholders' Agent.

                           (b)      The Shareholders' Agent shall serve without
compensation but shall be reimbursed from the Escrow Fund for all out of pocket expenses reasonably incurred, including expenses for lawyers and accountants employed on behalf of the Shareholders' interests in the Escrow Fund. The Shareholders' Agent may cause the Escrow Agent, at its written request, to exchange Escrow Shares held, with Parent, for cash for each reimbursement by delivering to the Escrow Agent a certificate which shall set forth the number of Escrow Shares equivalent in value to each reimbursement and the manner in which the reimbursement shall be allocated among the Shareholders' interests in the Escrow Fund. Parent shall deliver such cash at a per share price equal to the price of such Escrow Shares at the close of market on the next trading day preceding such exchange, and Parent shall become the beneficial owner of such Escrow Shares. In no event shall the Shareholders' Agent be entitled to incur expenses reimbursable by the Escrow Fund in excess of a total of $500,000 without first obtaining the written consent of the holders of a majority in interest of the Escrow Fund. The Escrow Agent shall have no duty to ensure that such written consent is properly obtained by the Shareholders' Agent.

                  10. THIRD-PARTY CLAIMS. If Parent or the Shareholders' Agent becomes aware of a third-party claim and believes that this may result in a demand against the Escrow Fund, Parent or the Shareholders' Agent shall promptly notify the other party of that claim, and the

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other party and the Shareholders shall be entitled, at their own expense, to participate in any defense of that claim. Parent or the Shareholders' Agent shall each have the right in its sole discretion to settle any claim. However, Parent or the Shareholders' Agent may not effect the settlement of any claim without the consent of the other party, which consent shall not be unreasonably withheld. In the event that Parent or the Shareholders' Agent has consented to any such settlement, that party shall have no power or authority to object under
Section 10.5 of the Merger Agreement or any other provision of the Merger Agreement or the Amendment Agreement or under this Escrow Agreement to any claim by the other party against the Escrow Fund for indemnity in the amount of such settlement. Upon notification by Parent and the Shareholders' Agent, the Escrow Agent shall deliver the Escrow Shares in the amount of such settlement to Parent or the Shareholders' Agent, as the case may be.

                  11. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or five (5) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

                           If to Parent:

                                    Wit SoundView Group, Inc.
                                    826 Broadway,
                                    New York, New York  10003
                                    Facsimile: 212 253-5289
                                    Attention:   Robert H. Lessin
                                                 Chief Executive Officer


                                    With copies to:

                                    Wit SoundView Group, Inc.
                                    826 Broadway
                                    New York, New York  10003
                                    Facsimile: 212 253-5289
                                    Attention: Lloyd H. Feller
                                               Senior Vice President and
                                               Co-General Counsel

                                    and

                                    Skadden, Arps, Slate, Meagher & Flom, LLP
                                    Four Times Square, 30th Floor
                                    New York, New York  10036
                                    Facsimile: (212) 735-2000
                                    Attention: Richard T. Prins, Esq.

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                                    and

                                    Skadden, Arps, Slate, Meagher & Flom, LLP
                                    525 University Avenue, Suite 220
                                    Palo Alto, CA  94301
                                    Facsimile: (650) 470-4570
                                    Attention: Kenton J. King, Esq.

                           If to Shareholders' Agent:

                                    E*TRADE Group, Inc.
                                    4500 Bohannon Drive
                                    Menlo Park, CA  94025
                                    Facsimile: (650)331-6803
                                    Attention:Thomas A. Bevilacqua
                                              Chief Strategic Investment Officer

                                    With copies to:

                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, CA  94304
                                    Facsimile: (650) 461-5380
                                    Attention: Alan K. Austin, Esq.

                                    and

                                    Brobeck Phleger & Harrison
                                    Two Embarcadero Place
                                    2200 Geng Road
                                    Palo Alto, CA  94303
                                    Facsimile: (650) 496-2885
                                    Attention: Curtis L. Mo, Esq.

                                    and

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY 10019
                                    Facsimile: (212) 757-3990
                                    Attention: Douglas A. Cifu, Esq.

                           If to Escrow Agent:

                                    Chase Manhattan Bank
                                    Capital Markets Fiduciary Services
                                    450 West 33rd Street, 10th Floor
                                    New York, NY  10001
                                    Facsimile: (212) 946-3935
                                    Attention: Debbie DeMarco


Any party may by notice given in accordance with this section to the other parties designate another address or person for receipt of notices hereunder.

                  12. VOTING. Until the Expiration Date, until directed otherwise by the Shareholders' Agent pursuant to Section 1, the Escrow Agent will vote each of the Escrow Shares as directed in writing by the Shareholders' Agent.

                  13. GOVERNING LAW. This Escrow Agreement is governed by the laws of New York without regard to its conflict of law provisions, and shall inure to the benefit of and be binding upon the successors, assigns, heirs and personal representatives of the parties hereto.

                  14. COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, all of which documents shall be considered one and the same document.

                  15.      ADDITIONAL TERMS.

                           (a)      The Escrow Agent shall have no more or less
responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct.

                           (b)      Each of the parties hereby absolutely and
irrevocably consents and submits to the jurisdiction of the courts in New York and of any Federal court located in New York in connection with any actions or proceedings brought against any of the parties (or each of them) by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the parties each hereby absolutely and irrevocably (i) waive any objection to jurisdiction or venue, (ii) waive personal service of any summons, complaint, declaration or other process, and (iii) agree that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with
Section 10 hereof.

                           (c)      The Escrow Agent shall not be responsible
for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

                           (d)      This Escrow Agreement shall be binding upon
the respective parties hereto and their heirs, executors, successors and assigns.

                           (e)      This Escrow Agreement may not be altered or
modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

                           (f)      The parties agree that this Escrow Agreement
and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process and shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                           (g)      In the event funds transfer instructions are
given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on ANNEX E, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Parent or the Shareholders' Agent to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


                  [Remainder of Page Intentionally Left Blank]

                           Counterpart Signature Page
                                Escrow Agreement


                  IN WITNESS WHEREOF, the parties have executed this Escrow Agreement on the date first above written.



                                        WIT SOUNDVIEW GROUP, INC.


                                        By:  /s/ Mark F. Loehr
                                             ----------------------------------
                                             Name:  Mark F. Loehr
                                             Title: Co-President


                                        E*TRADE GROUP, INC.
                                        as Shareholders' Agent


                                        By:  /s/ Theodore J. Theophilos
                                             ----------------------------------
                                             Name:  Theodore J. Theophilos
                                             Title: Chief Legal Affairs Officer
                                                    and Corporate Secretary


                                        THE CHASE MANHATTAN BANK
                                        as Escrow Agent


                                        By:  /s/ Debbie DeMarco
                                             ----------------------------------
                                             Authorized Signatory
                                             Name:  Debbie DeMarco
                                             Title: Assistant Vice President

                                     ANNEX A
                                     -------

                                    SCHEDULE

--------------------------------------------------------------------------------
               Shareholder                     Number of Escrow
                                                    Shares
--------------------------------------------------------------------------------



















--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

                                     ANNEX B
                                     -------

                  SHAREHOLDER ADDRESS AND TAXPAYER INFORMATION
                                 (IF APPLICABLE)

--------------------------------------------------------------------------------
NAME OF SHAREHOLDER      ADDRESS OF SHAREHOLDER      TAXPAYER IDENTIFICATION NO.
================================================================================
--------------------------------------------------------------------------------
Austin, Alan
--------------------------------------------------------------------------------
Battery Ventures V L.P.
--------------------------------------------------------------------------------
Bevilacqua, Thomas
--------------------------------------------------------------------------------
Conley, Peter J.
--------------------------------------------------------------------------------
Cotsakos, Christos
--------------------------------------------------------------------------------
Crosspoint Venture Partners
2000
--------------------------------------------------------------------------------
Cruttenden Partners LLC
--------------------------------------------------------------------------------
Cruttenden, Christopher
--------------------------------------------------------------------------------
Cruttenden, Walter W.
--------------------------------------------------------------------------------
Cutler, Frank
--------------------------------------------------------------------------------
E*TRADE
--------------------------------------------------------------------------------
GA Coinvestment Partners II LP
--------------------------------------------------------------------------------
GA Partners 61 LP
--------------------------------------------------------------------------------
GC&H Investments
--------------------------------------------------------------------------------
Gregory, J. H. Company
--------------------------------------------------------------------------------
James Creigh
--------------------------------------------------------------------------------
Levinson, Kathy
--------------------------------------------------------------------------------
Long, R. D.
--------------------------------------------------------------------------------
NEA Ventures 2000 L.P.
--------------------------------------------------------------------------------
Okada, Michael
--------------------------------------------------------------------------------
Owen, William A.
--------------------------------------------------------------------------------
Red  Rock Advisors Fund
--------------------------------------------------------------------------------
Robertson, Sandford
--------------------------------------------------------------------------------
Softbank TV Adv. Fund V L.P.
--------------------------------------------------------------------------------
Softbank TV Entrep. Fund V L.P.
--------------------------------------------------------------------------------
Softbank TV V L.P.
--------------------------------------------------------------------------------
WS Investment Company 2000A
--------------------------------------------------------------------------------
[Additional Shareholder]
--------------------------------------------------------------------------------
[Additional Shareholder(s)]
--------------------------------------------------------------------------------

                                     ANNEX C
                                     -------

                          FORM OF OFFICER'S CERTIFICATE

                  Reference is made to the Escrow Agreement, dated as of October ___, 2000 (the "Escrow Agreement"), by and among Wit SoundView Group, Inc., a corporation organized under the laws of Delaware ("Parent"), E*TRADE Group, Inc. as the agent of the shareholders of E*OFFERING Corp., a California corporation ("E*OFFERING") and The Chase Manhattan Bank as escrow agent; and the Agreement and Plan of Merger, dated as of May 15, 2000 (the "Merger Agreement"), as amended by the Amendment Agreement, dated as of September 26, 2000 (the "Amendment Agreement"), by and among Parent, Wit SoundView Corp., a corporation organized under the laws of the State of Delaware, and E*OFFERING. Capitalized terms used and not otherwise defined herein have the same meaning herein ascribed to such term in the Escrow Agreement, the Amendment Agreement or, if not otherwise defined in the Amendment Agreement, the Merger Agreement.

         1. The undersigned hereby certifies that, pursuant to Section 5 of the Escrow Agreement, actual or potential Damages exist from the following unreimbursed claim or claims for indemnification under Section 10.2 of the Merger Agreement and the Amendment Agreement for (i) Damages with respect to Specified Matters or (ii) Damages with respect to a claim or claims other than for Specified Matters in an aggregate amount greater than Three Million Dollars (US$3,000,000), as set forth below or in previous Officer's Certificate(s) or any combination thereof:


--------------------------------------------------------------------------------
Brief description of
nature of claim
--------------------------------------------------------------------------------
Amount of Damages in
such claim
--------------------------------------------------------------------------------
Itemized description
and amount of Damages
in such claim
--------------------------------------------------------------------------------
Date each such item
was properly accrued
or arose
--------------------------------------------------------------------------------
Date each such item
was paid (if
applicable)
--------------------------------------------------------------------------------
                  *Additional claims, if any, are attached hereto.


         2. The Escrow Share Value, as set forth in the Escrow Agreement, for the purpose of determining the number of Escrow Shares to be delivered in satisfaction of the Damages above, is ___________.

         3. The number of Escrow Shares equivalent in value to the Damages above (calculated by dividing the total amount of the Damages by the Escrow Share Value) is ____________.

         4. The Damages shall be allocated among the Shareholders, in proportion to their percentage interests in the Escrow Fund, as follows:


----------------------------------------------------------------------------------------------
Name of Shareholder       Number of Escrow Shares equal     Number of Escrow Shares equal
                          to Shareholder's portion of the   to Shareholder's portion of
                          actual or potential Damages       the Set Aside Amount (if
                                                            applicable)
==============================================================================================

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================
TOTAL
----------------------------------------------------------------------------------------------
         *Additional Shareholders are attached hereto.


                  IN WITNESS WHEREOF, the undersigned has hereunto signed his name.


Dated:

                                        -------------------------------
                                        Name:
                                        Title:

                                     ANNEX D
                                     -------

                              FEES OF ESCROW AGENT
                              --------------------


15 basis points of the highest value of collateral held on deposit per annum or any part thereof without proration for partial years, subject to a minimum of $7,500.00 per annum or any part thereof without proration for partial years (includes investment in a Chase Manhattan Bank Money Market Account, Chase Manhattan Bank Deposit Acount or The Chase Manhattan Bank Mutual Fund known as the Vista Fund).

$75 per investment (excludes Money Market, Deposit Account or Vista Fund Investments).

                                     ANNEX E
                                     -------

                     TELEPHONE NUMBER(S) FOR CALL-BACKS AND
           PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS
           -----------------------------------------------------------



If to Parent:

         NAME                                        TELEPHONE NUMBER
         ----                                        ----------------

1.       Curt Snyder                                 (212) 253-5207

2.       Jennifer Fleissner                          (212) 253-5285

3.       Cynthia Alegre                              (212) 253-4602



If to Shareholders' Agent:

         NAME                                        TELEPHONE NUMBER
         ----                                        ----------------

1.       _________________                           _______________

2.       _________________                           _______________

3.       _________________                           _______________


Telephone call-backs shall be made to both Parent and Shareholders' Agent if joint instructions are required pursuant to this Escrow Agreement.